UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2008

Allion Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17821	11-2962027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, New York 11747

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 547-6520

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by Allion Healthcare, Inc. (“Allion”) on April 8, 2008, Allion and its wholly-owned subsidiary, Biomed Healthcare, Inc., a Delaware corporation (“Merger Sub”), completed the acquisition of Biomed America, Inc., a Delaware corporation (“Biomed”), pursuant to that certain Agreement and Plan of Merger, dated as of March 13, 2008, by and among Allion, Merger Sub, Biomed and Biomed’s majority owner, Parallex LLC, a Delaware limited liability company.  The acquisition was effected by the merger of Biomed with and into Merger Sub, with Merger Sub as the surviving entity and a wholly-owned subsidiary of Allion.

This Current Report on Form 8-K/A provides the historical financial statements of Biomed under Item 9.01(a) and the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the Current Report on Form 8-K filed on April 8, 2008.

Item 9.01. Financial Statements and Exhibits.

(a)                 Financial Statements of Business Acquired.

Audited consolidated financial statements for Biomed America, Inc. and Subsidiaries as of and for the years ended December 31, 2007 and 2006 are filed as Exhibit 99.1 herewith.

Audited consolidated financial statements for Access Therapeutics, Inc. and Subsidiary as of and for the nine-month period ended September 30, 2007 and for the period from February 17, 2006 (inception) through the  period ended December 31, 2006 are filed as Exhibit 99.1 herewith.  Since Allion believes the financial statements of Biomed alone are not representative of the business acquired by Allion, we are including the operating results of Access, which includes the period prior to Biomed’s acquisition of Access for the year ended December 31, 2007.

(b)                 Pro Forma Financial Information.

The unaudited pro forma financial information, giving pro forma effect to the acquisition described in Item 2.01, is filed as Exhibit 99.2.

(c)        Exhibits

Exhibit
Number	Description

23.1	Consent of Morris J. Cohen & Co., P.C.
99.1
Consolidated financial statements of Biomed America, Inc. and Subsidiaries for the years ended December 31, 2007 and 2006.
Consolidated financial statements for Access Therapeutics, Inc. and Subsidiary as of and for the period ended September 30, 2007 and the period from February 17, 2006 (inception) through the period ended December 31, 2006.

99.2	Unaudited pro forma combined financial information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLION HEALTHCARE, INC. (Registrant)
June 19, 2008	/s/ Russell J. Fichera
Name: Russell J. Fichera
Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Morris J. Cohen & Co., P.C.
99.1
Consolidated financial statements of Biomed America, Inc. and Subsidiaries for the years ended December 31, 2007 and 2006.
Consolidated financial statements for Access Therapeutics, Inc. and Subsidiary as of and for the period ended September 30, 2007 and the period from February 17, 2006 (inception) through the period ended December 31, 2006.

99.2	Unaudited pro forma combined financial information